SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:
☐ Preliminary Information Statement
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☒  Definitive Information Statement

WESTSPHERE ASSET CORPORATION, INC.
(Name of Registrant As Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

AND

MANAGEMENT INFORMATION STATEMENT

WESTSPHERE ASSET CORPORATION, INC.

This information is provided in connection with the Annual Meeting of the Shareholders of the Corporation to be held on March 27, 2010 at 10:30 AM at the Corporate Head Office located at 12, 3620 – 29th Street N.E. Calgary, Alberta, T1Y 5Z8

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy

February 12, 2010

WESTSPHERE ASSET CORPORATION, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of Westsphere Asset Corporation, Inc. (the “Corporation”) will be held on March 27, 2010 at 10:30 a.m. at 12, 3620 – 29th Street N.E. Calgary, Alberta, T1Y 5Z8 for the following purposes:

1.	to elect six (6) members of the Board of Directors for the ensuing year;

2.	to appoint qualified US Auditors for the Corporation and to authorize the Directors to fix their remuneration;

3.	to appoint qualified Canadian Auditors for the Corporation and to authorize the Directors to fix their remuneration;

4	to authorize the Board of Directors to change the Corporation’s name from Westsphere Asset Corporation, Inc. to E-Debit Inc. or such other similar name approved by the Board of Directors;

5.	to approve a stock option plan for the members of the Board of Directors ;

6.	to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

Please refer to the Information Statement and related materials available at www.westsphereasset.com.

DATED at Calgary, Alberta this 12h day of February 2010.

BY ORDER OF THE BOARD OF DIRECTORS

Douglas N. Mac Donald
President and Chief Executive Officer

TABLE OF CONTENTS

NON-SOLICITATION OF PROXIES.	1

NON-REGISTERED HOLDERS	1

QUORUM AND VOTING SHARES	2

PRINCIPAL HOLDERS, EXECUTIVE OFFICERS AND DIRECTORS	3

PROPOSAL NUMBER ONE: ELECTION OF DIRECTORS	5

SECTION 16 OF THE SECURITIES EXCHANGE ACT COMPLIANCE.	8

COMPENSATION OF DIRECTORS AND OFFICERS	9

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS	10

PROPOSAL NUMBER TWO: APPOINTMENT OF AUDITORS	10

PROPOSAL NUMBER THREE: APPOINTMENT OF AUDITORS	10

PROPOSAL NUMBER FOUR: CORPORATE NAME CHANGE	11

PROPOSAL NUMBER FIVE: DIRECTORS STOCK OPTION PLAN	11

AVAILABILITY OF DISCLOSURE DOCUMENTS	12

SHAREHOLDER PROPOSALS	12

WESTSPHERE ASSET CORPORATION, INC.

INFORMATION  STATEMENT

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy

NON-REGISTERED HOLDERS

Only registered holders of shares of the Corporation’s common stock (the “Common Shares”) and holders of shares of the Corporation’s preferred stock (the “Preferred Shares”)or the persons they appoint as their proxies, are permitted to attend and vote at the Meeting.

In many cases, Common Shares of the Corporation beneficially owned by a holder (a “Non-Registered Holder”) are registered either:

(A)           in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the shares, such as, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered retirement savings plans, registered retirement income funds and registered educational savings plans and similar plans; or

(B)           in the name of a clearing agency (such as The Canadian Depository for Securities Limited) of which the Intermediary is a participant.

The Corporation has distributed copies of the Notice of Meeting and Notice of Internet Availability of Meeting Materials such as this Information Statement (collectively, the “Meeting Materials”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders.

Should a Non-Registered Holder wish to attend and vote at the Meeting in person (or have another person attend and vote on behalf of the Non-Registered Holder), the Non-Registered Holder must obtain a proxy from their Intermediary. Non-Registered Holders should carefully follow the instructions of their Intermediaries,.

QUORUM AND VOTING SHARES

The Corporation has fixed February 8, 2010 as the record date (the “Record Date”) for the purpose of determining the shareholders entitled to receive the Notice of Meeting. As of February 8, 2010, there were 591,726 Common Shares issued and outstanding and 1,417,118 Preferred Shares issued and outstanding. Each Common Share and each Preferred Share carries the right to one (1) vote per share. All of the holders of the Preferred Shares have given their proxies to vote their Preferred Shares to the Corporation’s Board of Directors.

Any shares that are registered at the close of business on the Record Date will entitle its holder or any proxy named by him or her to receive notice of and to vote at the Meeting and at any adjournment thereof. Shares may be voted for or be withheld from voting with respect to the election of directors and the appointment of auditors and the authorization of directors to fix their remuneration. On all other matters, the shareholders may vote for or against the proposal.

The Corporation will prepare an alphabetical list of shareholders entitled to vote as of the Record Date at the Meeting that shows the number of Common Shares and Preferred Shares held by each shareholder. The list of shareholders is available for consultation during usual business hours at the office of the Corporation’s transfer agent and registrar, Holladay Stock Transfer Inc., located at 2939 North 67th Place, Suite “C”, Scottsdale, Arizona 85251, and at the Meeting.

Unless otherwise indicated, the matters submitted to a vote at the Meeting must be approved by a majority of the aggregate of the votes cast by the holders of Common and Preferred Shares attending the meeting in person or by proxy.  Fifty percent (50%) of the voting shares constitutes a quorum sufficient to carry on with the Meeting.

The Chairman of the Meeting may conduct the vote on any matter by a show of hands of shareholders and proxy holders present at the Meeting and entitled to vote thereat unless a ballot is demanded by a shareholder present at the Meeting or by a proxy holder entitled to vote at the Meeting or unless the Chairman declares that proxies representing not less than five percent (5%) of the shares entitled to be voted at the Meeting would be voted against what would otherwise be the decision of the Meeting on such matter.

PRINCIPAL HOLDERS, EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth information concerning the beneficial ownership of the Corporation’s outstanding Common and Preferred stock as of February 8, 2010 for: each of its directors and executive officers individually; each person or group that it knows owns beneficially more than five percent (5%) of the Corporation’s common stock; and all directors and executive officers as a group.

Rule 13d-3 under the Securities Exchange Act defines the term, "beneficial ownership". Under this rule, the term includes shares over which the indicated beneficial owner exercises voting and/or investment power.  The rules also deem common stock subject to options currently exercisable or exercisable within sixty (60) days, to be outstanding for purposes of computing the percentage ownership of the person holding the options but do not deem such stock to be outstanding for purposes of computing the percentage ownership of any other person.  The applicable percentage of ownership for each shareholder is based on 591,726 shares of common stock outstanding plus 1,417,118 preferred shares plus 7,534,525 option shares outstanding as of February 8, 2010.  Except as otherwise indicated, the Corporation believes that the beneficial owners of the common stock listed below, based on information furnished by them, have sole voting and investment power over the number of shares listed opposite their names.

Name and Address of Beneficial Owner Officers and Directors	Number of Common Shares Owned (8)	Percentage of Common Shares Owned	Number of Preferred Shares Owned	Percentage of Preferred Shares Owned
Douglas N. Mac Donald (1) St. Albert, Alberta Canada	2,077,027	78.94%	327,580	23.12%

Robert L. Robins (2) Calgary, Alberta Canada	635,025	52.84%	36,063	2.54%

Dr. Roy L. Queen (3) Kamloops, B.C. Canada	275,030	32.1%	132,615	9.36%

Bernd Reuscher (4) Edmonton, Alberta Canada	265,000	30.93%	256,694	18.11%

Kim Law (5) Calgary, Alberta Canada	725,050	55.06%	15,000	1.06%

Sonja Dreyer (6) Calgary, Alberta Canada	962,376	62.42%	27,811	1.96%

Jack (John) Thomson (7) Kingston, Ontario Canada	275,024	32.1%	18,750	1.32%

Total shares owned by Officers and Directors	5,214,532	95.74%	814,513	57.48%

(1)      Doug Mac Donald  2,404,607 Shares
36,200 preferred shares are held in the name of Douglas  Mac Donald; 55,000 preferred shares are held in the name of  Mr. Mac Donald’s’ wife Patricia Mac Donald; 60,002 preferred shares are held in the name of Mac Donald Venture Corp. of which Mr. Mac Donald  is the sole officer and Director; 66,530 preferred shares are held in the name of  797320 Alberta Ltd. of which Mr. Mac Donald is the sole officer and Director; 37,502 common shares are held in the name of 723352 Alberta Ltd. of which Mr. Mac Donald is the sole officer and Director, 35,838 preferred shares are held in the name of 723352 Alberta Ltd. of which Mr. Mac Donald is the sole officer and Director, 24,525 of these shares are held in the form of stock options giving Mr. Mac Donald the right to purchase up to 24,525 shares for $0.70 per share with an end date to be determined by the Board of Directors and 1,250,000 of these shares are held in the form of stock options giving Mr. Mac Donald the right to purchase up to 1,250,000 shares for $0.07 per share until January 26, 2015.265,000 of these shares are held in the form of stock options  giving 797320 Alberta Ltd. the right to purchase up to  265,000 shares for $0.07 per share until January 26, 2015, of which Mr. Mac Donald is the sole officer and Director, 500,000  of these shares are held in the form of stock options  giving 732352 Alberta Ltd. the right to purchase  500,000  shares for $0.07 per share until January 26, 2015, of which Mr. Mac Donald is the sole officer and Director, Doug Mac Donald is part owner of 989939 Alberta Ltd. with a share position of 65,862 preferred shares. *(50% is owned by Doug Mac Donald and 50% is owned by Bernd Reuscher and 8,148 preferred shares are held in the name of Mac Donald & Associates Gaming Specialists Inc., of which Mr. Mac Donald is the sole officer and Director.

(2)      Bob Robins  671,088 Shares
38 preferred shares are held in the name of Robins Nest Holdings Inc.; 36,025 preferred shares are held in the name of Bob Robins; 25,025 common shares are held in the name of Robert L. Robins,  10,000 of these shares are held in the form of stock options giving Mr. Robins the right to purchase up to 10,000 shares for $0.70 per share with an end date to be determined by the Board of Directors and 600,000 of these shares are held in the form of stock options giving Mr. Robins the right to purchase up to 600,000 shares for $0.07 per share until January 26, 2015.

(3)      Dr. Roy Queen  407,645 Shares
121,119 preferred shares are held in the name of Dr. Queen; 10,030 common shares are held in the name of Drin Holdings Ltd., which is solely owned by Dr. Queen and 11,496 preferred shares are held in the name of Transural Inc., which is solely owned by Dr. Queen and 265,000 of these shares are held in the form of stock options giving Dr. Queen the right to purchase up to 265,000 shares for $0.07 per share until January 26, 2015.

(4)      Bernd Reuscher 521,694 Shares
49,582 preferred shares are held in the name of Bernd Reuscher; 141,250  preferred shares are held in the name of MBR Venture Corp. of which Mr. Reuscher is the sole officer and Director, Bernd Reuscher is part owner of 989939 Alberta Ltd. with a preferred share position of 65,862 shares. *(50% is owned by Bernd Reuscher and 50% is owned by Doug Mac Donald) and 265,000 of these shares are held in the form of stock options giving Mr. Reuscher the right to purchase up to 265,000 shares for $0.07 per share until January 26, 2015.

(5)      Kim Law 740,050 Shares
50 common shares and 15,000 preferred shares are held in the name of Kim Law, and 725,000 of these shares are held in the form of stock options giving Mr. Law the right to purchase up to 725,000 shares for $0.07 per share until January 26, 2015.

(6)      Sonja Dreyer 990,187 Shares
12,376 common shares are held in the name of Sonja Dreyer, 27,501 preferred shares are in 1035760 Alberta Ltd, a numbered Company wholly owned by Ms Dreyer, 310 shares held in the name of Sonja Dreyer and 950,000 of these shares are held in the form of stock options giving Ms. Dreyer the right to purchase up to 950,000 shares for $0.07 per share until January 26, 2015.

(7)      Jack (John) Thomson  293,774 Shares
18,750 preferred shares are held in the name of John Thomson and 10,024 common shares are held in the name of Jack Thomson and 265,000 of these shares are held in the form of stock options giving Ms. Dreyer the right to purchase up to 265,000 shares for $0.07 per share until January 26, 2015.

PROPOSAL NUMBER ONE

ELECTION OF DIRECTORS

For the upcoming fiscal year, management of the Corporation proposes the election of six (6) directors.  Management of the Corporation does not contemplate that any of the nominees will be unable or for any reason will be unwilling to serve as a director The election of the directors will be based on a plurality of votes, with the nominees receiving the most votes becoming members of the Board for the ensuing year. Each director will hold office until the next annual meeting of shareholders or until his successor is duly elected, unless he resigns or his office becomes vacant by removal, death or other causes. The following table states the name of each of the persons proposed to be nominated for election as director, all other positions and offices with the Corporation now held by such person, his or her principal occupation and the name and principal business of the person or company in which any such employment is carried on and the year in which such person became a director of the Corporation.

Name	Age	Title	Term of Service

Douglas N. Mac Donald	61	Director, President, CEO	07/98 to present

Robert L. Robins	68	Director/V.P./Sec. Treasurer	07/98 to present

Kim Law	42	Director/CFO/V.P. of Finance	CFO/VP - 6/99 to present Director – 8/02 to present

Dr. Roy Queen	67	Director	12/98 to present

Bernd Reuscher	66	Director	04/02 to present

Jack ( John) Thomson	80	Director	10/04 to present

Mr. Douglas N. Mac Donald – Chief Executive Officer, President and Director

Mr. Mac Donald is one of the original founders of Westsphere Asset Corporation, Inc.  Retiring in March 1995 after twenty-five (25) years of service with the Royal Canadian Mounted Police, Mr. Mac Donald formed Mac Donald Gaming Specialists Inc. and Mac Donald Venture Corporation. Since 1998, Mr. Mac Donald has devoted his time to our development and the development of our subsidiary companies. Mr. Mac Donald is presently the Corporation’s President, Chief Executive Officer (“CEO”) and a member of the Board of Directors.

Mr. Robert L. Robins – Vice President and Director

Mr. Robins retired as a member of the Calgary Police Service in 1991 after serving in the Homicide and Criminal Intelligence Units. Prior to his employment with the Police Service, Mr. Robins was a member of the Canadian Armed Forces serving with U.N. Peace Keeping in the Middle East and NATO in Europe. After retiring from the Police Service, Mr. Robins was employed by Alberta Family & Social Services Fraud Investigation. Mr. Robins has a total of thirty-eight (38) years of experience in various levels of government, including federal, provincial and municipal.  Mr. Robins acts the Corporation’s Vice President and Director of Security and Compliance.

Dr. Roy Queen, B.A., D.M.D., M.S.C., M.R.C.D. – Director

Dr. Roy Queen graduated with a Doctor of Medical Dentistry (D.M.D.) and a Master's Degree in Biological Science (M.S.C.) from the University of Manitoba. He has established a successful practice in Clinical Orthodontics in Kamloops, British Columbia and became a Fellow of the Royal College of Dentistry (M.R.C.D.) Dr. Queen has acted as an officer and director of several publicly traded companies and has been a member of the Corporation’s Board of Directors since December 2008.

Bernd Reuscher – Director

On April 30, 2002, Mr. Reuscher joined our Board of Directors.  Mr. Reuscher was employed for twenty (20) years by Siemens AG, one of the largest German multi-national companies. During his employment with Siemens AG, Mr. Reuscher held several senior executive positions in Europe, South America and Southeast Asia. Since 1994, Mr. Reuscher has been involved in the ownership and management of several private Canadian corporations in the areas of fast food franchising, fast food processing, land development, design and construction of high-end apartment buildings, corporate registries services and research and design of environmental products. Mr. Reuscher graduated in 1973 with an Engineering Degree in Telecommunications in Hamburg, Germany and is currently Counsel General of Germany for Alberta and a University of Alberta, Edmonton Senator.

Mr. Kim S. Law – Chief Financial Officer, Vice President of Finance and Director

Mr. Law has acted as our Chief Financial Officer, Vice President of Finance and Director since May, 2000. Mr. Law has been instrumental in establishing our financial controls and those of our subsidiary companies. From July 1999 to April 2000, Mr. Law was the Vice President of Finance of Kan-Can Resorts Ltd., a property development corporation. In the nine (9) years prior, Mr. Law was a controller in the hospitality and resort industry.  Mr. Law graduated in 2007 with a Bachelor of Applied Business Administration – Accounting & Information Technology Major and a Certified General Accountant designation in Calgary, Alberta, Canada and has acted as a Corporate Director since 2002.

Mr. Jack (John) Thomson – Director

Mr. Thomson joined the Corporation’s  Board of Directors on October 23, 2004.  Mr. Thomson served in the Canadian military from 1943 to 1978 and retired with a rank of Colonel.  From 1978 to 1983, he was Vice-President and co-owner of the Seattle based automobile dealership, Auburn Lincoln Mercury Inc.  During this same period, Mr. Thomson was President and CEO of Auburn Import Export as well as Auburn Electronics.  In 1983, Mr. Thomson returned to Canada and became the CEO and Chief Operating Officer of International Tempest Corporation, a company which provides electronic security sensing devices. From 1986 to 1990, Mr. Thomson acted as an Executive Director of the Canadian Red Cross Society in Kingston and District Branch.

Presently, Mr. Thomson is the President, CEO of Cedar Island Sales and Service Ltd., an electronic gaming and lottery corporation and is an active member of the Board of Directors of the "Break Open Ticket Program Management Alliance".  He is currently the Chairman of the "Ethics and Education" committee.  From 1989 to 1995, Mr. Thomson served as Vice-Chairman of the Board of Directors of the Canadian Forces "Communication Museum" and later served as its Chairman and CEO. From 1994 to 1986, Mr. Thomson also served on the Board of Directors of the Canadian Red Cross Kingston Ontario Division.

In an election of directors, that number of candidates equalling the number of directors to be elected having the highest number of votes cast in favour of their election, are elected to the Board of Directors of the Corporation (the “Board of Directors”), provided a quorum is present.  Votes may be cast or withheld with respect to the Proposal to elect each of the six (6) members of the Board of Directors for terms expiring at the Corporation’s Annual Meeting of Shareholders in 2010.  Votes that are withheld will be counted toward a quorum, but will be excluded entirely from the tabulation for such Proposal and, therefore, will not affect the outcome of the vote on such Proposal.

Record holders of our common stock may cast one (1) vote for each director nominated for office and one vote for each other Proposal for each share held of record at the close of business on February 15, 2010.All of the holders of the Corporation’s Preferred Stock have given to the Board of Directors proxies to vote their shares at all meetings of shareholders which will be voted by a Board appointed member.  Approval of the matters before the meeting requires the affirmative vote of a majority of the votes cast by shareholders present at the meeting in person or by proxy.

SECTION 16 OF THE SECURITIES EXCHANGE ACT COMPLIANCE

The following represents each person who did file, on a timely basis, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years:

Name	Reporting Person	Form 3/# of transactions	Form 4/# of transactions	Form5/# of transactions
Douglas Mac Donald	Chief Executive Officer, President and Member of the Board of Directors	N/A	N/A	N/A
Robert Robins	Vice President, Sec., Treasurer and member of the Board of Directors	N/A	1	N/A
Sonja Dreyer	Vice President of Administration	N/A	N/A	N/A
Kim Law	Vice President of Finance and member of the Board of Directors	N/A	N/A	N/A
Bernd Reuscher	Member of the Board of Directors	N/A	N/A	N/A
Dr. Roy Queen	Member of Board of Directors	N/A	N/A	N/A
Jack Thomson	Member of Board of Directors	N/A	N/A	N/A

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Cash Compensation

The following table sets for the compensation paid by the Corporation for all services provided during the fiscal year ended December 31, 2009, to the Corporation’s President, Douglas Mac Donald.  No other executive officers of the Corporation earned more than $100,000.00 during any fiscal year.

The following table provides information regarding the compensation of the Corporation's chief executive officer during the last three (3) years.  Since none of the Corporation's more highly compensated executive officers other than the Chief Executive Officer have a total annual salary in excess of $100,000, no information regarding their salary is provided.

SUMMARY COMPENSATION TABLE OF EXECUTIVES

Name and Principal Position	Year	Salary
Douglas N. Mac Donald*1 President/CEO/Director	2007 2008 2009	$94,937 $84,293 $97,199

*1 - Mr. Mac Donald receives compensation under a contract agreement through his corporation, Mac Donald and Associates Gaming Specialists Inc.

Compensation Pursuant to Management Contracts

Douglas N. Mac Donald, President/CEO

Effective April 1, 2004, Mac Donald & Associates Gaming Specialists Inc. received $80,046 per annum payable monthly related to the ongoing management of Westsphere Asset Corporation, Inc. subsidiary companies.  The contracts allowed for automatic renewal every six (6) months subject only to any defaults by Mr. Mac Donald of the terms of the contract.  The contract also provides for a six (6) month severance package.

In addition, effective April 1, 2004, Douglas Mac Donald received $17,153 per annum payable monthly as President and Chief Executive Officer of Westsphere Asset Corporation, Inc.  The contract allows for an automatic renewal every six (6) months subject only to any defaults by Mr. Mac Donald of the terms of the contract.  The contract also provided for a six (6) month severance package.

Kim Law, VP Finance/CFO

Effective March 1, 2007, Mr. Kim Law received  $99,486  per annum payable monthly.  The contract allows for an automatic renewal every six (6) months subject only to any defaults by Mr. Law of the terms of the contract.  The contract also provided for a six (6) month severance package.

Sonja Dreyer, VP Administration/ Executive Assistant to the Board of Directors

Effective July 1, 2005, Ms. Sonja Dreyer received $60,035 per annum payable monthly.  The contract allows for an automatic renewal every six (6) months subject only to any defaults by Ms. Dreyer of the terms of the contract.  The contract also provided for a six (6) month severance package.

Other Compensation - None; no stock appreciation rights or warrants exist.

Compensation of Directors

In fiscal year 2009 Robins Nest Holdings Ltd. a company which Director Robert L. Robins, is a shareholder received contract fees of  $12,388 as compensation for services related to Corporate Security and Governance.

Directors Douglas N. Mac Donald and Kim Law received compensation as set out above.  The Corporation did not pay any compensation for services provided by any other member of the Board of Directors during the fiscal year ended December 31, 2009.

Termination of Employment and Change of Control Arrangements

None.

Key Employees Incentive Stock Option Plan (The following shares and prices are post reverse split of 20 to 1)

Options granted in year 2009 - Expiring in 2015

Employee	Option Granted	Exercise Price
Douglas N. Mac Donald	1,250,000	$0.07
Robert L. Robins	600,000	$0.07
Kim Law	725,000	$0.07
Sonja Dreyer	950,000	$0.07

Options granted in 2002- end date to be determined by the Board of Directors

Employee	Option Granted	Exercise Price
Douglas N. Mac Donald	24,525	$0.70
Robert L. Robins	10,000	$0.70

Robert Robins has exercised 10,025 common shares of his 2002 option to purchase shares of the Corporation’s common stock on March 8, 2007. Therefore, Robert Robins has 10,000 share options remaining at $0.70 per share.

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

To the knowledge of the Corporation, no director, officer, proposed nominee for election as a director of the Corporation, any associate or affiliate of said persons has any material interest in a transaction having been concluded since the commencement of the Corporation’s last two (2) fiscal years or has an interest in any proposed transaction which has materially affected or would materially affect the Corporation or any of its subsidiaries.

The Corporation does not have an audit committee nor does it have a nomination Committee.

There was one (1) meetings of the Board of Directors held in the fiscal year of 2009, December 12, 2009 and all Directors attended via a telephone conference.

PROPOSAL NUMBER TWO

APPOINTMENT OF AUDITORS

At the Meeting, the shareholders will be asked to approve an ordinary resolution to appoint qualified auditors Cordovano and Honeck LLP as the U.S. auditors of the Corporation, for the fiscal year ending December 31, 2009 and to authorize the directors to fix their remuneration.

A majority of the votes cast must be in favour of this resolution in order for it to be approved.

It is not expected that any representative of   Cordovano and Honeck LLP will be present at the meeting, and thus, they will not be available to make a statement at the meeting or to respond to questions from the shareholders.

PROPOSAL NUMBER THREE

APPOINTMENT OF AUDITORS

At the Meeting, the shareholders will be asked to approve an ordinary resolution to appoint Sam Yeung as the Canadian auditor for the Corporation for the next year and to authorize the directors to fix their remuneration.

A majority of the votes cast must be in favour of this resolution in order for it to be approved.

Sam Yeung has been the Corporation’s auditors since December 1999.

It is not expected that any representative of Sam Yeung will be present at the meeting, and thus, they will not be available to make a statement at the meeting or to respond to questions from the shareholders.

Audit Fees

The aggregate fees billed for each of the last two (2) fiscal years for professional services rendered by the auditors , which are Certified Public Accountants for the audit of the Corporation’s annual financial statements and review of financial statements included in its Form 10-QSB quarterly reports and services has been provided by Cordovano and Honeck LLP, Certified Public Accountants,  in connection with statutory and regulatory filings or engagements were $25,770 for the fiscal year ended 2008 and $40,000 for the fiscal year ended 2009.

Audit-Related Fees

There were no fees for other audit-related services for the fiscal years ended 2008 and 2009.

Tax Fees

There were no fees for tax compliance, tax advice, and tax planning for the fiscal years ended 2008 and 2009.

All Other Fees

There were no other aggregate fees billed in either of the last two (2) fiscal years for products and services provided by Cordovano and Honeck LLP Certified Public Accountants, other than the services reported above.

PROPOSAL NUMBER FOUR

AUTHORIZATION OF NAME CHANGE

At the Meeting, the shareholders will be asked to approve a resolution to authorize the Board of Directors to change the Corporation’s name from Westsphere Asset Corporation, Inc. to E-Debit Inc. or such other similar name approved by the Board of Directors.  This is proposed to better reflect the Company’s business plan of developing the E-Debit business going forward.

A majority of the votes cast must be in favour of this resolution in order for it to be approved

PROPOSAL NUMBER FIVE

AUTHORIZATION OF STOCK OPTION PLAN

To approve a stock option plan for the members of the Board of Directors for a total number of shares to be offered in the option plan to represent no more than six (6%) percent of the total amount of common shares issued by the Corporation on the date the stock option is granted to the Directors; and the stock option price will be equal to the highest daily trading price of the Corporations Stock listed for trading on the date the Stock Option is issued.

A majority of the votes cast must be in favour of this resolution in order for it to be approved.

NEW PLAN BENEFITS
Directors Compensation

POSITION	NAME	DOLLAR VALUE	NUMBER OF UNITS
CEO-Director	Douglas Mac Donald	To be determined at time of issuance	To be determined at time of issuance
Director	Robert Robins	To be determined at time of issuance	To be determined at time of issuance
Director	Kim Law	To be determined at time of issuance	To be determined at time of issuance
Director	John Thomson	To be determined at time of issuance	To be determined at time of issuance
Director	Bernd Reuscher	To be determined at time of issuance	To be determined at time of issuance
Director	Dr. Roy Queen	To be determined at time of issuance	To be determined at time of issuance

AVAILABILITY OF DISCLOSURE DOCUMENTS

Copies of the Corporation’s Annual Report (including audited financial statements and management’s discussion and analysis) and this Information Statement may be obtained on request from the Secretary of the Corporation. The Corporation may require the payment of a reasonable charge when the request is made by someone other than a shareholder. Only one (1) annual report and information statement will be delivered by the Corporation to multiple security holders sharing the same address unless the Corporation receives contrary instructions from one (1) or more of the security holders.  Upon receipt of a written or oral request, the Corporation shall cause to be delivered, a separate copy of its Annual Report and this Information Statement to a security holder at a shared address to which a single copy of the documents was delivered and instructions as to how a security holder can notify the Corporation that the security holder wishes to receive a separate copy of an Annual Report or Information Statement.  Security holders can direct notification to the Corporation that the security holder wishes to receive a separate Annual Report and/or Information Statement in the future by calling (403) 290-0264.  Security holders sharing an address can request delivery of a single copy of Annual Reports and/or Information Statements if they are receiving multiple copies of such documents by calling the same telephone number. Security holders can direct notification to the Corporation that the security holder wishes to receive the Annual Report and/or Information Statement in the future via the secure website by contacting Sonja Dreyer at www.westsphereasset.com- via fax 403-290-1266 via e-mail Sonja@westsphereasset.com or calling (403) 290-0264.

SHAREHOLDER PROPOSALS

For the next annual meeting of the shareholders of the Corporation, shareholders must submit to the Corporation any proposal that they wish to be included in the Corporation’s Proxy Statement and Form of Proxy no later than 12:00 hrs (noon) December 30, 2010.  The written proposal must be received at the Corporation’s principal executive offices located at 12, 3620 – 29th Street N.E. Calgary, Alberta, T1Y 5Z8, Attention: Sonja Dreyer

Any notice of a shareholder proposal submitted outside the processes described above shall be considered untimely after 12:00 hrs (noon) December 30, 2010.

** IMPORTANT NOTICE **

Regarding the Availability of Shareholder Meeting Materials

Shareholder Meeting to be held on 03/27/2010 at 10:30A.M.

#12-3620 29th Street N.E.
Calgary, Alberta, Canada T1Y 5Z8

This communication presents only an overview of the more complete Shareholder Meeting Materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the materials.

MEETING MATERIALS — VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before 03/01/2010.

HOW TO VIEW MATERIALS VIA THE INTERNET

We are placing the materials on our website at www.westsphereasset.com prior to the shareholder meeting.  The material that you will see on the web site is the following;

i)	Annual Report on Form 10-K for fiscal year ended December 31, 2008;
ii)	Quarterly Report on Form 10-Q for the quarter ended: March 31, 2009;
iii)	Quarterly Report on Form 10-Q for the quarter ended June 30, 2009;
iv)	Quarterly Report on Form 10-Q for the quarter ended: September 30, 2009;
v)	Information Statement dated February 12, 2010; and
vi)	any other information that you will be required to have for the meeting.

HOW TO REQUEST A COPY OF MATERIALS

    1)        BY INTERNET  -  www.westsphereasset.com
    2)        BY TELEPHONE  -  (403) 290 0264
    3)        BY E-MAIL  -  Sonja@westsphereasset.com

#12-3620 29th Street N.E. • Calgary, Alberta, Canada T1Y 5Z8
Tel: (403) 290-0264 • Fax: (403) 290-1266
Web: www.westsphereasset.com • Email: Sonja@westsphereasset.com

WESTSPHERE ASSET CORPORATION, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of Westsphere Asset Corporation, Inc. (the “Corporation”) will be held on March 27, 2010 at 10:30 a.m. at 12, 3620 – 29th Street N.E. Calgary, Alberta, T1Y 5Z8 for the following purposes:

1.           to elect six (6) members of the Board of Directors for the ensuing year;

2.	to appoint qualified US Auditors for the Corporation and to authorize the Directors to fix their remuneration;

3.	to appoint qualified Canadian Auditors for the Corporation and to authorize the Directors to fix their remuneration;

4.	to authorize the Board of Directors to change the Corporation’s name from Westsphere Asset Corporation, Inc. to E-Debit Inc. or such other similar name approved by the Board of Directors;

5.	to approve a stock option plan for the members of the Board of Directors ;

6.	to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

Please refer to the Information Statement and related materials available at www.westsphereasset.com.

DATED at Calgary, Alberta this 12th day of February 2010.

BY ORDER OF THE BOARD OF DIRECTORS

Douglas N. Mac Donald
President and Chief Executive Officer

#12-3620 29th Street N.E. • Calgary, Alberta, Canada T1Y 5Z8
Tel: (403) 290-0264 • Fax: (403) 290-1266
Web: www.westsphereasset.com • Email: Sonja@westsphereasset.com